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                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549


                             FORM 8-K/A

                 (Amendment No. 1 to Current Report)


                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                            July 20, 1998


                          THE NORTH FACE, INC.
          --------------------------------------------------
          (Exact Name of Registrant as Specified in Charter)



                                Delaware
             ----------------------------------------------
             (State or other jurisdiction of incorporation)



       0-28596                                       94-3204082
---------------------                  ------------------------------------
(Commission File No.)                  (IRS Employer Identification Number)




                           2013 Farallon Drive
                      San Leandro, California 94577
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                 (Address of Principal Executive Offices)


                             (510) 618-3500
          ----------------------------------------------------
          (Registrant's Telephone Number, Including Area Code)

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 7, 1998, as set forth in the pages attached hereto.

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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE NORTH FACE, INC.

Dated: July 20, 1998                    By: /s/ Christopher F. Crawford
                                           -----------------------------
                                           Christopher F. Crawford
                                           Chief Financial Officer

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                             THE NORTH FACE, INC.


                               INDEX TO EXHIBITS




Exhibit No.    Description
-----------    -----------


 4.1 Preferred Shares Rights Agreement, dated as of July 6, 1998, between The North Face, Inc. and American Stock Transfer & Trust, Co., including the Certificate of Designations, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively. Previously Filed.

20.1 Press Release--The North Face, Inc. Announces Acquisition of La Sportiva Footware; Relocation & Expansion of Corporate Headquarters--dated July 6, 1998. Previously Filed.

20.2 Press Release--The North Face, Inc. Adopts Stockholder Rights Plan--dated July 6, 1998. Previously Filed.

20.3 Form of Letter to Stockholders, including the Summary of Rights attached thereto.